Equity-accounted investees	12 Months Ended
Dec. 31, 2022
Equity-accounted Investees
Equity-accounted investees

11.	Equity-accounted investees

€’000
Interest in joint venture
January 1, 2021	-
Investment during the year	629
Loss for the year attributable to the Group	(629)
December 31, 2021	-
Investment during the year	628
Loss for the year attributable to the Group	(628)
December 31, 2022	-

On July 22, 2021, the Company entered into a shareholder agreement with two other parties, Greatex Family Enterprises LDA (“GFE”) and ERE Desarrollos Empresanales S.L. (“EREE”) for a 50% ownership of Fusion Fuel Spain, S.L. (“Fusion Fuel Spain”).

Fusion Fuel Spain is structured as a separate vehicle. Accordingly, the Group has classified its interest in Fusion Fuel Spain as a joint venture. In accordance with the agreement under which Fusion Fuel Spain was established, the Group and the other investors in the joint venture have agreed to meet the financial needs of Fusion Fuel Spain by seeking outside financing, by either: (i) applying for or requesting any subsidies available, whether community or national, public of private; or (ii) negotiating financing with local banks if Fusion Fuel Spain lacks the necessary funds to carry out its principal activities.

Under the terms of the shareholder agreement, the Group committed to contribute up to €2 million in the form of a subordinated loan to finance the growth and working capital needs of Fusion Fuel Spain. This loan facility has a term of five years and bears interest of 4% per annum. An additional interest charge of 2% will be payable from Fusion Fuel Spain if EBITDA targets are achieved. Under this facility, Fusion Fuel Spain drew down €1.27 million up until the year ended December 31, 2022. No commitment has been recognised in these consolidated financial statements for any future investment in Fusion Fuel Spain.